Investment Strategy - Philotimo Focused Growth and Income Fund	Aug. 01, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund attempts, under normal circumstances, to achieve its investment objective by investing in a unique blend of fixed-income securities, common stocks, and other equity securities, including exchange-traded funds (“ETFs”). Kanen Wealth Management, LLC (the “Adviser”) uses a bottom-up, fundamental based proprietary research process emphasizing underfollowed and undervalued companies with strong economics of any capitalization, but with a focus on small-capitalization (“small-cap”) companies, in order for the Fund to capitalize on what the Adviser believes to be the inherent pricing inefficiencies of smaller capitalization securities and generate growth. The focus of the Fund’s investments will be on companies with mispriced securities that nevertheless generate significant free cash flow and benefit from near term catalysts that can unlock value. The Adviser considers securities to be mispriced if they are trading at a value significantly below their peers based on the Adviser’s assessment of the company’s price to book ratio, price to sales ratio and free cash flow, among other factors. Some of these catalysts may include significant changes in a company’s allocation of its existing capital (stock buybacks, spin-offs, mergers, or acquisitions), a restructuring of assets, or activism resulting in changes in senior management or significant changes in cost structure.

The Fund’s investments in equity securities may include common stocks, preferred stocks, real estate investment trusts (“REITs”), and securities convertible into common stocks. The Fund will seek growth of capital by investing a significant portion of its assets in non-income producing common stocks. The Fund will also seek to generate current income by investing in income producing equity securities, including dividend paying stocks that the Adviser judges to have favorable dividend yields and growth prospects relative to comparable stocks.

The Fund’s fixed income securities are used to provide current income and capital stability. The Fund may invest in fixed income securities of all types of any maturity including, but not limited to, U.S government and government-related securities, corporate bonds, convertible bonds, and structured notes. The Fund will invest primarily in investment grade fixed income securities, but may invest in non-investment grade fixed income securities.

The proportion of the Fund’s investments held in various fixed income securities will vary depending upon economic trends, changes in the shape of the yield curve, and sector analysis. In selecting fixed income securities, the Adviser will consider factors such as interest rate trends, yield curve analysis, credit ratings, liquidity, maturity, and appreciation potential.

The Fund will be managed as a non-diversified fund and its portfolio will consist of a relatively small number of both equity and fixed-income holdings – generally between 10 and 20 holdings in each asset class. The Fund may invest in, and may shift among, asset classes and market sectors. The Fund’s portfolio is expected to generally be comprised of approximately 75% equity securities and 25% fixed income securities, with approximately 50% of the portfolio invested in a combination of income producing fixed income or equity securities. A security will be sold when it no longer meets the Adviser’s criteria for investment or when a more attractive investment is available.